Exhibit 10.8

UNITED STATES OF AMERICA Before the OFFICE OF THRIFT SUPERVISION In the Matter of Order No.: WN-10-14 FIRST FEDERAL BANCSHARES OF OF ARKANSAS, INC. Effective Date: April 14, 2010 Harrison, Arkansas OTS Docket No. H2658 ORDER TO CEASE AND DESIST WHEREAS, First Federal Bancshares of Arkansas, Inc., Harrison, Arkansas, OTS Docket No. H2658 (Holding Company), by and through its Board of Directors (Board), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and WHEREAS, the Holding Company, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 U.S.C. § 1818(b); and WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Western Region (Regional Director) is authorized to issue Orders to Cease and Desist where a savings and loan holding company has consented to the issuance of an order. NOW, THEREFORE, IT IS ORDERED that: First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 1 of 11

Cease and Desist. 1. The Holding Company and its directors, officers, employees, and agents shall cease and desist from any action (alone or with another or others) for or toward causing, bringing about, participating in, counseling, or the aiding and abetting of unsafe or unsound practices that resulted in: (a) the Holding Company’s failure to identify, measure, monitor, and control specific risks to the Holding Company’s operations; (b) the operation of the Holding Company and its subsidiary insured depository institution, First Federal Bank, Harrison, Arkansas, OTS Docket No. 02721 (Association), with inadequate capital and earnings to support its risk profile; and (c) the operation of the Association with an inadequate level of capital protection for the volume, type, and quality of assets held by the Association. Capital Augmentation Plan. 2. By June 30, 2010, the Holding Company shall submit plan to preserve and enhance the capital of the Holding Company and the Association and to ensure that the Association complies with the capital requirements imposed by the Order to Cease and Desist issued by the OTS against the Association on April 14, 2010 (Capital Augmentation Plan). At a minimum, the Capital Augmentation Plan shall: (a) address the requirements and restrictions imposed by this Order and the Order to Cease and Desist issued by the OTS against the Association on April 14, 2010 (Association Order) relating to capital; (b) detail the Holding Company’s capital preservation and enhancement strategies with specific narrative goals; First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 2 of 11

(c) identify the specific sources of additional capital and the timeframes and methods by which additional capital will be raised, including specific target dates and capital levels; (d) establish an alternative strategy, including, but not limited to, seeking a merger or an acquisition partner for the Holding Company and/or the Association, to be implemented immediately if the Board’s primary strategy to raise additional capital is unsuccessful; and (e) require the Senior Executive Officers(1) (Management) Board to prepare and submit for the Board’s review, at each regular monthly meeting, a written report regarding the Holding Company’s compliance with the Capital Augmentation Plan and the Association’s compliance with its Capital Plan. 3. Upon receipt of written notification from the Regional Director that the Capital Augmentation Plan is acceptable, the Holding Company shall immediately implement the Capital Augmentation Plan. 4. The Holding Company shall notify the Regional Director regarding any material event adversely affecting or that may adversely affect the capital or capital projections of the Holding Company within two (2) days after such event. 5. Within thirty (30) days after: (a) the Association fails to meet the capital requirements imposed by Association Order; (b) the Holding Company fails to comply with the Capital Augmentation Plan prescribed in Paragraph 2 of this Order; or (c) a request from the Regional Director, the Holding Company shall submit a written Contingency Plan that is acceptable to the The term “Senior Executive Officer” is defined at 12 C.F.R. § 563.555. First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 3 of 11

Regional Director. The Contingency Plan shall detail the actions to be taken, with specific time frames, to achieve one of the following results by the later of the date of receipt of all required regulatory approvals or sixty (60) days after the implementation of the Contingency Plan: (i) a merger of the Holding Company or the Association with, or the acquisition of the Holding Company or the Association by, another federally insured depository institution or holding company thereof; or (ii) voluntary liquidation of the Association by filing an appropriate application with the OTS in conformity with federal laws and regulations. 6. Upon receipt of notification from the Regional Director to implement the Contingency Plan, the Holding Company shall implement the Contingency Plan immediately. By no later than the first (1st) and fifteenth (15th) of each month following implementation of the Contingency Plan, the Board shall provide the Regional Director with written status reports detailing the Holding Company’s progress in implementing the Contingency Plan. Business Plan. 7. By June 30, 2010, the Holding Company shall submit a written three-year business plan (Business Plan) for the remainder of calendar year 2010 and calendar years 2011 and 2012 that is acceptable to the Regional Director. Thereafter, the Holding Company shall submit a revised two-year Business Plan at least sixty (60) days prior to the end of each calendar year. At a minimum, the Business Plan shall: (a) address the requirements contained within this Order and the comments contained within the OTS Report of Examination of the Holding Company, dated September 21, 2009; First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 4 of 11

(b) include defined strategies for capital enhancement with the capital maintenance requirements of the Capital Augmentation Plan adopted pursuant to Paragraph 2 of this Order; (c) include a detailed narrative of the Board’s plans and strategies to strengthen and improve the Holding Company’s, as well as the consolidated enterprise’s operations, earnings, and profitability; (d) include a detailed discussion of the Holding Company’s current financial position and resources and the Board’s strategies for preserving and enhancing the Holding Company’s financial resources to meet the needs of the consolidated enterprise under the Business Plan, adequately support the Association’s risk profile, maintain compliance with applicable regulatory requirements and this Order and satisfy the Association’s liquidity needs; (e) require quarterly pro forma financial projections (balance sheet, income statement, and budget) for each quarter covered by the Business Plan, beginning with the quarter ending March 31, 2010; (f) identify all relevant assumptions and documentation, including documentation supporting such assumptions and projections; and (g) a contingency plan that addresses under three (3) different scenarios involving progressively stressed economic environments: (i) projected short-term and long-term sources of liquidity and cash flow, both into and out of the Holding Company; (ii) the payment of the operating expenses of the Holding Company; and (iii) the payment of dividend on common stock, and the payment of dividends on preferred stock issued under First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 5 of 11

the Troubled Asset Relief Program’s Capital Purchase Program, without the reliance of capital distributions or any other payments from the Association. 8. Upon receipt of written notification from the Regional Director that the Business Plan is acceptable, the Holding Company shall implement and adhere to the Business Plan. The Holding Company shall retain all documentations supporting assumptions addressed in Paragraph 7(f) of this Order. 9. Any material modification(2) to the Business Plan must receive the prior written notice of non-objection of the Regional Director. The Holding Company shall submit any proposed material modifications to the Regional Director at least forty-five (45) days prior to implementation. 10. Within thirty (30) days after the end of each quarter, beginning with the quarter ending June 30, 2010, the Board shall review quarterly variance reports on the Holding Company’s compliance with the Business Plan (Quarterly Variance Reports). The Quarterly Variance Reports shall: (a) identify material variances in the Holding Company’s actual performance during the preceding quarter as compared to the projections set forth in the Business Plan; (b) contain an analysis and explanation of identified variances; and (c) discuss the specific measures taken to address identified variances. 11. The Board’s review of the Quarterly Variance Reports, assessment of the Holding Company’s compliance with the Business Plan, and any corrective actions taken or to be taken (2) A modification shall be considered material under this Paragraph of the Order if the Holding Company plans to: (a) engage in any activity that is inconsistent wit the Business Plan; or (b) exceed the level of any activity contemplated in the Business Plan or fail to meet target amounts established in the Business Plan by more than ten percent (10%), unless the activity involves assets risk-weighted fifty percent (50%) or less, in which case a variance of more than twenty-five percent (25%) shall be deemed to be a material modification. First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 6 of 11

by the Board shall be fully documented in the Board meeting minutes. A copy of the Quarterly Variance Reports and the Board meeting minutes detailing the Board’s review shall be provided to the Regional Director within fifteen (15) days after the Board meeting. Dividends. 12. Effective immediately, the Holding Company shall not declare, make, or pay any cash dividends or other capital distributions or purchase, repurchase or redeem or commit to purchase, repurchase, or redeem any Holding Company equity stock without the prior written non-objection of the Regional Director. The Holding Company shall submit its written request for non-objection to the Regional Director at least forty-five (45) days prior to the anticipated date of the proposed dividend, capital distribution, or stock transaction. The written request for such notice of non-objection shall: (a) contain current and pro forma projections regarding the Holding Company’s capital, asset quality, and earnings; and (b) address compliance with the Capital Plan required by Paragraph 2 of this Order. 13. Effective immediately, the Holding Company shall not issue a new class of stock or change the terms of any existing classes of stock, or convert any class of stock into another class of stock without the prior written notice of non-objection of the Regional Director. The Holding Company shall submit its written request for non-objection to the Regional Director at least forty-five (45) days prior to the anticipated date of the proposed transaction. Debt Restrictions. 14. Effective immediately, the Holding Company not, directly or indirectly, incur, issue, renew, or rollover any debt, or commit to so without the prior written non-objection of the Regional Director. The Holding Company shall submit its written request for non-objection to the Regional Director at least forty-five (45) days prior to the anticipated date of the proposed First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 7 of 11

debt transaction. The Holding Company’s written request for the Regional Director’s non-objection to engage in such debt transactions, at a minimum, shall: (a) describe the purpose of the proposed debt; (b) set forth and analyze the terms of the proposed debt and covenants; (c) analyze the Holding Company’s current cash flow resources available to satisfy such debt repayment; and (d) set forth the anticipated source(s) of repayment of the proposed debt. For purposes of this Paragraph of the Order, the term “debt” includes, but is not limited to, loans, bonds, cumulative preferred stock, hybrid capital instruments such as subordinated debt or trust preferred securities, and guarantees of debt. For purposes of this Paragraph of this Order, the term “debt” does not include liabilities that are incurred in the ordinary course of business to acquire goods and services and that are normally recorded as accounts payable under generally accepted accounting principles. Employment Contracts and Compensation Arrangements. 15. Effective immediately, the Holding Company shall not enter into, renew, extend, or revise any contractual arrangement related to compensation or benefits with any director or Senior Executive Officers of the Holding Company, unless it first provides the Regional Director with not less than sixty (60) days prior written notice of the proposed transaction. The notice to the Regional Director shall include a copy of the proposed employment contract or compensation arrangement, or a detailed written description of the compensation arrangement to be offered to such director or officer, including, but not limited to all benefits and perquisites. The Board shall ensure that any contract, agreement, or arrangement submitted to the Regional Director fully complies with the requirements of 12 C.F.R. Part 359 and 31 C.F.R. Part 30. First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 8 of 11

Severance and Indemnification Payments. 16. Effective immediately, the Holding Company shall not make any golden parachute payment(3) or any prohibited indemnification payment(4) unless, with respect to each such payment, the Holding Company has complied with the requirements of 12 C.F.R. Part 359. Effectively immediately, the Holding Company shall comply with 31 C.F.R. § 30.9. Directorate and Management Changes. 17. Effective immediately, the. Holding Company shall comply with the prior notification requirements for changes in directors and Senior Executive Officers set forth in 12 C.F.R. Part 563, Subpart H. Affiliate Transactions. 18. Effective immediately, the Holding Company shall not engage in transactions with the Association without the prior written non-objection of the Regional Director, except: (a) exempt transactions under 12 C.F.R. Part 223; and (b) intercompany cost-sharing transactions and tax sharing pursuant to an executed written agreements between the parties, provided that such transactions comply with 12 C.F.R. Part 223 and 12 C.F.R. § 563.41. The Holding Company shall provide thirty (30) days advance written notice to the Regional Director of any proposed affiliate transaction and shall include a full description of the transaction. Compliance with this Order. 19. Within thirty (30) days after the end of each month, beginning with the month ending March 31, 2010, the Board shall adopt a board resolution (Compliance Resolution) formally resolving that the Association has complied with each provision of this Order currently in effect (3) The term “golden parachute payment” is defined at 12 C.F.R. § 359.1(f). (4) The term “prohibited indemnification payment” is defined at 12 C.F.R. § 359.1(1). First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 9 of 11

during the immediately preceding month, except as otherwise stated. The Compliance Resolution shall: (a) specify in detail any instance of noncompliance; (b) set forth the corrective action initiated or taken in each instance of noncompliance; and (c) identity all notices of exemption or non-objection issued by the Regional Director. Within fifteen (15) days of the Board meeting at which the Compliance Resolution was adopted, the Association shall provide a copy of each Compliance Resolution to the Regional Director. Effective Date, Incorporation of Stipulation. 20. This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference. Duration. 21. This Order shall remain in effect until terminated, modified, or suspended by written notice of such action by the OTS, acting by and through its authorized representatives. Time Calculations. 22. Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be based on calendar days, unless otherwise noted. 23. The Regional Director, or an OTS authorized representative, may extend any of the deadlines set forth in the provisions of this Order upon written request by the Holding Company that includes reasons in support for any such extension. Any OTS extension shall be made in writing. Submissions and Notices. 24. All submissions, including any reports, to the OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes. First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 10 of 11

25. Except as otherwise provided herein, all submissions, requests, communications, consents, or other documents relating to this Order shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission, or hand delivery by messenger) addressed as follows: (a) To the OTS: C.K. Lee, Regional Director Attn Vivian Carlton, Assistant Director Office of Thrift Supervision 225 H. John Carpenter Freeway, Suite 500 Irving, Texas 75062-2326 Fax No. (972)277-9501 (b) To the Holding Company: Larry J. Brandt, Chief Executive Officer First Federal Bancshares of Arkansas, Inc. 1401 Highway 62-65 North Harrison. Arkansas 72601-4226 Fax No. (870)365-8355 No Violations Authorized. 26. Nothing in this Order or the Stipulation shall be construed as allowing the Holding Company, its Board, officers, or employees to violate any law, rule, or regulation. IT IS SO ORDERED. OFFICE OF THRIFT SUPERVISION By: C.K. Lee Regional Director, Western Region Date: See Effective Date on page 1 First Federal Bancshares of Arkansas, Inc. Order to Cease and Desist Page 11 of 11